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                                                               EXHIBIT 10.11.3

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAW. IT MAY NOT BE OFFERED FOR SALE OR SOLD WITHOUT: (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS; OR (2) AN OPINION (SATISFACTORY TO THE COMPANY) OF COUNSEL THAT REGISTRATION IS NOT REQUIRED.

THIS INSTRUMENT AND THE INDEBTEDNESS OF THE COMPANY EVIDENCED HEREBY ARE SUBORDINATE TO THE PAYMENT OF INDEBTEDNESS OWED TO THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THAT CERTAIN NOTE PURCHASE AGREEMENT DATED AS OF AUGUST 24, 1995 BY AND AMONG THE COMPANY AND LENDERS (AS SUCH TERMS ARE DEFINED THEREIN).





                            BRIGHAM OIL & GAS, L.P.

             5% CONVERTIBLE SUBORDINATED NOTE DUE SEPTEMBER 1, 2002

No. R-3                                                          August 24, 1995
$7,616,000

         FOR VALUE RECEIVED, the undersigned, Brigham Oil & Gas, L.P. (herein called the "Company"), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to RIMCO PARTNERS, L.P. IV, or registered assigns, the principal sum of SEVEN MILLION SIX HUNDRED SIXTEEN THOUSAND AND NO/100 DOLLARS ($7,616,000) on September 1, 2002, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance thereof at the rate of five percent (5%) per annum from the date hereof, payable semiannually, on the 1st day of March and September in each year, commencing with March 1, 1996, until the principal hereof shall have become due and payable. This Note also evidences the Company's obligation to pay "Deferred Interest", as such term is defined in the Note Purchase Agreement referred to below, and such Deferred Interest and any interest thereon shall be due and payable in accordance with the provisions for "Deferred Interest" contained in the Note Purchase Agreement referred to below.

         Payments of principal of, interest on and any premium with respect to this Note are to be made in lawful money of the United States of America at the principal offices of RIMCO Associates, Inc., in Avon, Hartford County, Connecticut, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is a 5% Convertible Subordinated Note (herein called the "Note") issued pursuant to the Note Purchase Agreement dated as of August 24, 1995 (as from time to time amended, the "Note Purchase Agreement"), between the Company and RIMCO PARTNERS, L.P. II,





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RIMCO PARTNERS, L.P. III, and RIMCO PARTNERS, L.P. IV, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have agreed to the confidentiality provisions set forth in Section 17 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement (and subject to the provisions thereof concerning surrender of the Equity Rights upon transfers without the Company's prior consent), upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. This Note is also convertible into equity interests in the Company as described in Section 11 of the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Texas excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.


                                        BRIGHAM OIL & GAS, L.P.

                                        By: Brigham Exploration Company,
                                            Managing General Partner


                                        By: /s/ ANNE L. BRIGHAM
                                            -----------------------------
                                                Anne L. Brigham
                                                Executive Vice President





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